Exhibit 99.1

JBG REAL ESTATE OPERATING ASSETS

COMBINED STATEMENT OF REVENUES AND EXPENSES FROM

REAL ESTATE OPERATIONS

Including Independent Auditors’ Report

For the Year Ended December 31, 2016

INDEPENDENT AUDITORS’ REPORT

The Partners of
JBG/Operating Partners, L.P.:

We have audited the accompanying combined statement of revenues and expenses from real estate operations (as defined in Note 1) for the year ended December 31, 2016, and the related notes (the “statement”).

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and expenses from real estate operations referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the statement for the year ended December 31, 2016, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 1 to the statement, which describes that the accompanying statement was prepared for the purpose of complying with the Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended (for inclusion in the filing of Form 10 of JBG SMITH Properties) and is not intended to be a complete presentation of revenues and expenses. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statement as a whole. The accompanying combining information included in Schedule 1 is presented for purposes of additional analysis and is not a required part of the statement. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statement. The information has been subjected to the auditing procedures applied in the audit of the statement and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statement or to the statement itself, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the statement as a whole.

/s/ KPMG LLP

McLean, Virginia
June 8, 2017

JBG REAL ESTATE OPERATING ASSETS

Combined Statement of Revenues and Expenses from Real Estate Operations

(dollar amounts in thousands)

For the Year Ended December 31, 2016
Revenue
Property rentals	$204,906
Tenant expense reimbursement	26,916
Other revenue	3,456
Total Revenue	235,278
Expenses
Property operating	72,711
Real estate taxes	27,832
Management fees	7,330
Total Expenses	107,873
Revenues in Excess of Expenses	$127,405

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Notes to the Combined Statement of Revenues and Expenses from

Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

NOTE 1—BASIS OF PRESENTATION

JBG Real Estate Operating Assets is not a separate or single legal entity, but rather a combination of real estate operating assets and entities under the common management of JBG/Operating Partners, L.P. (the “Partnership”) and its consolidated subsidiaries (the “Management Company”). The Management Company earns fees in connection with investment, development, property management, leasing, construction management, tenant improvement construction, and finance provided to commercial office, multifamily (both rental and for-sale), retail, and hotel assets. Substantially all fee revenue earned by the Management Company is from services provided to the real estate assets owned by affiliated real estate investment funds (each a “Fund” and collectively, the “Funds”) and real estate ventures (the “Ventures”). The Funds either held or continue to hold direct or indirect ownership in each real estate asset (“Property Asset”) through separate limited liability companies (each, a “Property LLC”). The Funds own direct or indirect equity interests in the Property LLCs. The Ventures also either held or continue to hold interests in real estate assets (the “Venture Assets”). The Management Company, Funds, Ventures, Property Assets, Property LLCs, and Venture Assets are collectively referred to as “JBG”.

On October 31, 2016, the Partnership entered into a Master Transaction Agreement (the “Transaction Agreement”) with Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., certain affiliates of JBG Properties, Inc., JBG SMITH Properties (“JBG SMITH”) and JBG SMITH Properties LP, a Delaware limited partnership and JBG SMITH’s subsidiary operating partnership (the “Operating Partnership”). On July 18, 2017, in accordance with the Transaction Agreement, the Management Company, the Funds’ interests in certain Property LLCs, and interests in the Ventures, were contributed through a series of transactions to the Operating Partnership, in exchange for the right to receive units of limited partnership interest in the Operating Partnership or common shares of JBG SMITH or, in certain circumstances, cash (the “Transaction”). As of the closing of the Transaction on July 18, 2017, JBG SMITH was a publicly traded real estate investment trust. Except where the context requires otherwise, “JBG SMITH” refers to JBG SMITH, the Operating Partnership and their consolidated subsidiaries.

On July 18, 2017, JBG SMITH acquired up to 100% of the ownership interests in certain Property LLCs from one or more of the following real estate funds, affiliated with the Management Company: JBG Investment Fund I, L.P. (“Fund I”); JBG Investment Fund II, L.P. (“Fund II”); JBG Investment Fund III, L.P. (“Fund III”); JBG Investment Fund VI, L.L.C. (“Fund VI”); JBG Investment Fund VII, L.L.C. (“Fund VII”); JBG Investment Fund VIII, L.L.C. (“Fund VIII”); JBG Investment Fund IX, L.L.C. (“Fund IX”); JBG/Urban Direct Member, L.L.C. (“Urban Direct”); and JBG/Recap Investors, L.L.C. (“Recap”). JBG SMITH also acquired interests in several Ventures from the Funds and other affiliates of the Management Company.

The Management Company, Funds, Ventures, and Property LLCs are not entities under common control or subsidiaries of a common parent. The Property Assets and Venture Assets presented in the combined statement of revenues and expenses from real estate operations and supplementary information presented in Schedule 1 (the “Statement”) have been under common management of the Management Company since the date of acquisition by the applicable Fund.

Although JBG SMITH acquired less than 100% of the equity interests in certain of the Property LLCs and each Venture, the Statement presents 100% of the revenues and expenses from real estate operations for each Property Asset and Venture Asset. The schedule included in the Supplemental Information identifies the selling entity (Fund) and the name of the Venture, and the percentage ownership in each Property Asset or Venture Asset that was acquired by JBG SMITH.

The following tables set forth the percentage ownership interest JBG SMITH acquired in the Property LLCs and Ventures that hold ownership interests in certain Property Assets and Venture Assets. The ownership percentages are unaudited.

JBG REAL ESTATE OPERATING ASSETS

Notes to the Combined Statement of Revenues and Expenses from
Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

NOTE 1—BASIS OF PRESENTATION (Continued)

JBG SMITH acquired 100% of the ownership interests in the Property LLCs that hold the ownership interests in the following Property Assets:

Property Asset—Office	Property Asset—Retail	Property Asset—Multifamily
1233 20th Street	North End Retail	Falkland Chase—North
1600 K Street		Falkland Chase—South & West
1831 Wiehle Avenue		Fort Totten Square
800 North Glebe Road
7200 Wisconsin Avenue
RTC—West
Summit I
Summit II
Wiehle Avenue Office Building

JBG SMITH acquired less than 100% of the ownership interests in the Property LLCs and Ventures that hold the ownership interests in the following Property Assets and Venture Assets, with the exception of 12725 Twinbrook Parkway.

Property Assets and Venture Assets	Type	JBG SMITH Ownership (Unaudited)
5640 Fishers/12441 Parklawn	Office	10.0%
12725 Twinbroook Parkway	Office	0.0	%(1)
11333 Woodglen Drive	Office	18.0%
Capitol Point—North	Office	59.0%
Chase Tower Office/Retail	Office	10.0%
Courthouse Metro Office	Office	18.0%
Fishers Place I	Office	10.0%
Fishers Place II	Office	10.0%
Fishers Place III	Office	10.0%
L’Enfant Plaza Office—East	Office	49.0%
L’Enfant Plaza Office—North	Office	49.0%
L’Enfant Plaza Retail	Office	49.0%
NoBe II Office	Office	18.0%
Pickett Industrial Park	Office	10.0%
Rosslyn Gateway—North	Office	18.0%
Rosslyn Gateway—South	Office	18.0%
The Foundry	Office	9.9%
Woodglen	Office	18.0%
Stonebridge at Potomac Town Center—Phase I	Retail	10.0%
Atlantic Plumbing	Multifamily	64.0%
Fairway Apartments	Multifamily	10.0%
Galvan	Multifamily	1.8%
The Alaire	Multifamily	18.0%
The Gale Eckington	Multifamily	5.0%
The Terano	Multifamily	1.8%

(1)         The Fund’s 10% ownership interest in the asset was sold to an unrelated party on July 12, 2017.

JBG REAL ESTATE OPERATING ASSETS

Notes to the Combined Statement of Revenues and Expenses from
Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

NOTE 1—BASIS OF PRESENTATION (Continued)

The accompanying combined statement of revenues and expenses from real estate operations has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act. Accordingly, the combined statement of revenues and expenses from real estate operations does not reflect the actual operations for the period presented as revenues and expenses from real estate operations excludes certain revenue and expenses expected to be incurred in the future operations of the Property Assets or Venture Assets. Such items include depreciation, amortization, interest expense, interest income, ground rent expense, and amortization of above- and below-market leases. Revenue includes contractual base and other rent pursuant to the lease agreements, tenant expense reimbursements, and other revenue derived from the operation of the real estate asset. The expenses presented are the direct expenses associated with operating and maintaining the real estate asset and are recognized as incurred. Further, the accompanying combined statement of revenues and expenses from real estate operations does not include any amounts for non-operating real estate assets including future development parcels and Property Assets or Venture Assets in the near-term development, development, and construction phases.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination—The combined statement of revenues and expenses from real estate operations includes selected accounts of the Property Assets and Venture Assets as described in Note 1. All significant intercompany accounts and transactions have been eliminated in the combined statement of revenues and expenses from real estate operations.

Revenue Recognition—Property rental revenue is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant expense reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred. The reimbursements are recognized and presented gross as the Property Assets and Venture Assets are generally the primary obligor with respect to purchasing goods and services from third-party suppliers, have discretion in selecting the supplier, and bear the associated credit risk.

Other revenue is revenue derived from lease termination fees and the tenants’ use of parking and other property facilities. Lease termination fees are recognized when the related leases are canceled and the landlord has no continuing obligation to provide services to such former tenants. Other revenue is recognized when the related services are utilized by the tenants.

Use of Estimates—Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and expenses from real estate operations during the reporting period to present the statement of revenues and expenses from real estate operations in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

JBG REAL ESTATE OPERATING ASSETS

Notes to the Combined Statement of Revenues and Expenses from
Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

NOTE 3—SUMMARY TABLE (UNAUDITED)

The following table separately presents the aggregate operating revenues and expenses for the wholly owned Property Assets and the less than wholly owned consolidated and non-consolidated Property Assets and Venture Assets. Presentation of amounts as “100% Owned”, “Less Than 100% Owned Consolidated”, and “Less Than 100% Owned Non-Consolidated” are unaudited.

	Year Ended December 31, 2016
	100% Owned	Less Than 100% Owned Consolidated	Combined	Less Than 100% Owned Non- Consolidated
Revenue
Property rentals	$70,242	$—	$70,242	$134,664
Tenant expense reimbursement	6,072	—	6,072	20,844
Other revenue	961	—	961	2,495
Total Revenue	77,275	—	77,275	158,003
Expenses
Property operating	20,942	—	20,942	51,769
Real estate taxes	9,511	—	9,511	18,321
Management fees	2,283	—	2,283	5,047
Total Expenses	32,736	—	32,736	75,137
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$44,539	$—	$44,539	$82,866

NOTE 4—LEASE COMMITMENTS

There are various lease agreements in place with tenants to lease space in the Property Assets and Venture Assets. As of December 31, 2016, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter were as follows:

2017	$136,004
2018	133,646
2019	120,305
2020	110,195
2021	84,909
Thereafter	292,700
$877,759

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes, and other operating expenses, which are excluded from the amounts above. Future cash rents receivable on multifamily real estate operating assets are excluded from the table above as the lease terms are generally one year or less.

JBG REAL ESTATE OPERATING ASSETS

Notes to the Combined Statement of Revenues and Expenses from
Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

NOTE 5—TENANT CONCENTRATIONS

For the year ended December 31, 2016, 15% of total combined revenue was recognized from one government agency tenant.

NOTE 6—RELATED PARTY TRANSACTIONS

The Management Company provides all property management and related services for the Property Assets and Venture Assets, which are calculated as a percentage of rental revenue or gross receipts. These fees, which have been recorded as management fees in the accompanying Statement, totaled $7,330 for the year ended December 31, 2016.

NOTE 7—SUBSEQUENT EVENTS

Subsequent events were evaluated through June 8, 2017, the date the combined statement of revenues and expenses from real estate operations was available to be issued.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Office
	Capitol Point— North	L’Enfant Plaza Office— East	L’Enfant Plaza Office— North	L’Enfant Plaza Retail
Revenue
Property rentals	$165	$16,883	$8,444	$4,800
Tenant expense reimbursement	55	1,419	310	890
Other revenue	(24)	149	81	153
Total Revenue	196	18,451	8,835	5,843
Expenses
Property operating	335	4,911	3,627	3,472
Real estate taxes	494	3,723	1,998	802
Management fees	30	524	187	142
Total Expenses	859	9,158	5,812	4,416
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$(663)	$9,293	$3,023	$1,427
Affiliated Seller	Fund VI/Urban Direct	Fund VI/Urban Direct	Fund VI/Urban Direct	Fund VI/Urban Direct
JBG SMITH Ownership (Unaudited)	59.0%	49.0%	49.0%	49.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated	Non-Consolidated	Non-Consolidated	Non-Consolidated
Jurisdiction	DC	DC	DC	DC

Note: This schedule is presented for the purposes of additional analysis and is not a required part of the Statement. The terms “consolidated” and “non-consolidated” reflect management’s preliminary conclusion with respect to presentation of such assets in JBG SMITH’s financial statements upon completion of the transaction described in Note 1 and is therefore unaudited.

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Office—Continued
	1233 20th Street	The Foundry	1600 K Street	Subtotal DC Office
Revenue
Property rentals	$5,814	$9,049	$3,656	$48,811
Tenant expense reimbursement	112	249	248	3,283
Other revenue	(20)	29	90	458
Total Revenue	5,906	9,327	3,994	52,552
Expenses
Property operating	1,732	2,845	1,174	18,096
Real estate taxes	1,199	1,625	669	10,510
Management fees	153	254	117	1,407
Total Expenses	3,084	4,724	1,960	30,013
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$2,822	$4,603	$2,034	$22,539
Affiliated Seller	Fund VIII	Fund IX	Fund VII
JBG SMITH Ownership (Unaudited)	100.0%	9.9%	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Consolidated	Non-Consolidated	Consolidated
Jurisdiction	DC	DC	DC

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Office—Continued
	Courthouse Metro Office	Rosslyn Gateway— North	Rosslyn Gateway— South	Pickett Industrial Park	1831 Wiehle Avenue	Wiehle Avenue Office Building
Revenue
Property rentals	$637	$5,261	$2,902	$3,014	$1,902	$1,208
Tenant expense reimbursement	109	181	145	834	250	121
Other revenue	66	50	3	(1)	4	4
Total Revenue	812	5,492	3,050	3,847	2,156	1,333
Expenses
Property operating	349	1,636	1,123	867	661	634
Real estate taxes	102	370	335	410	165	142
Management fees	60	156	94	98	65	60
Total Expenses	511	2,162	1,552	1,375	891	836
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$301	$3,330	$1,498	$2,472	$1,265	$497
Affiliated Seller	Urban Direct	Urban Direct	Urban Direct	Fund IX	Fund VIII/Urban Direct	Fund VIII
JBG SMITH Ownership (Unaudited)	18.0%	18.0%	18.0%	10.0%	100.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated	Non-Consolidated	Non-Consolidated	Non-Consolidated	Consolidated	Consolidated
Jurisdiction	VA	VA	VA	VA	VA	VA

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Office—Continued
	800 North Glebe Road	Summit I	Summit II	RTC—West	Subtotal VA Office
Revenue
Property rentals	$9,914	$3,751	$4,209	$13,427	$46,225
Tenant expense reimbursement	3,015	—	115	480	5,250
Other revenue	274	2	7	108	517
Total Revenue	13,203	3,753	4,331	14,015	51,992
Expenses
Property operating	2,716	736	1,154	3,854	13,730
Real estate taxes	1,730	232	423	1,739	5,648
Management fees	386	10	122	374	1,425
Total Expenses	4,832	978	1,699	5,967	20,803
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$8,371	$2,775	$2,632	$8,048	$31,189
Affiliated Seller	Fund VII/Urban Direct	Fund VIII	Fund VIII	Fund VIII
JBG SMITH Ownership (Unaudited)	100.0%	100.0%	100.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Consolidated	Consolidated	Consolidated	Consolidated
Jurisdiction	VA	VA	VA	VA

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Office—Continued
	11333 Woodglen Drive	NoBe II Office	Woodglen	7200 Wisconsin Avenue	Chase Tower Office/Retail	12725 Twinbrook Parkway(1)
Revenue
Property rentals	$2,027	$905	$145	$10,934	$11,310	$1,355
Tenant expense reimbursement	529	101	—	427	1,102	1,093
Other revenue	69	(10)	—	27	189	—
Total Revenue	2,625	996	145	11,388	12,601	2,448
Expenses
Property operating	1,098	1,058	48	2,593	2,857	936
Real estate taxes	204	144	32	976	1,242	131
Management fees	72	32	—	327	387	72
Total Expenses	1,374	1,234	80	3,896	4,486	1,139
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$1,251	$(238)	$65	$7,492	$8,115	$1,309
Affiliated Seller	Urban Direct	Urban Direct	Urban Direct	Fund VI	Fund I/Fund II/Fund III/Recap	Fund I/Fund II/Fund III
JBG SMITH Ownership (Unaudited)	18.0%	18.0%	18.0%	100.0%	10.0%	10.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated	Non-Consolidated	Non-Consolidated	Consolidated	Non-Consolidated	Non-Consolidated
Jurisdiction	MD	MD	MD	MD	MD	MD

(1)         Asset was sold on July 12, 2017.

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Office—Continued
	Fishers Place I	Fishers Place II	Fishers Place III	5640 Fishers/12441 Parklawn	Subtotal MD Office	Total Office
Revenue
Property rentals	$3,992	$2,149	$8,195	$1,768	$42,780	$137,816
Tenant expense reimbursement	3,505	2,544	703	2,331	12,335	20,868
Other revenue	105	137	136	—	653	1,628
Total Revenue	7,602	4,830	9,034	4,099	55,768	160,312
Expenses
Property operating	2,979	2,415	2,273	2,279	18,536	50,362
Real estate taxes	694	271	622	231	4,547	20,705
Management fees	190	79	269	67	1,495	4,327
Total Expenses	3,863	2,765	3,164	2,577	24,578	75,394
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$3,739	$2,065	$5,870	$1,522	$31,190	$84,918
Affiliated Seller	Fund I/Fund II/Fund III/Recap	Fund I/Fund II/Fund III/Recap	Fund I/Fund II/Fund III/Recap	Fund I/Fund II/Fund III/Recap
JBG SMITH Ownership (Unaudited)	10.0%	10.0%	10.0%	10.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated	Non-Consolidated	Non-Consolidated	Non-Consolidated
Jurisdiction	MD	MD	MD	MD

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Retail
	North End Retail	Subtotal DC Retail
Revenue
Property rentals	$980	$980
Tenant expense reimbursement	227	227
Other revenue	46	46
Total Revenue	1,253	1,253
Expenses
Property operating	824	824
Real estate taxes	200	200
Management fees	42	42
Total Expenses	1,066	1,066
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$187	$187
Affiliated Seller	Fund VII
JBG SMITH Ownership (Unaudited)	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Consolidated
Jurisdiction	DC

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Retail—Continued
	Stonebridge at Potomac Town Center—Phase I	Subtotal VA Retail	Total Retail
Revenue
Property rentals	$11,075	$11,075	$12,055
Tenant expense reimbursement	2,870	2,870	3,097
Other revenue	349	349	395
Total Revenue	14,294	14,294	15,547
Expenses
Property operating	2,521	2,521	3,345
Real estate taxes	1,551	1,551	1,751
Management fees	524	524	566
Total Expenses	4,596	4,596	5,662
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$9,698	$9,698	$9,885
Affiliated Seller	Fund IX
JBG SMITH Ownership (Unaudited)	10.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated
Jurisdiction	VA

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Multifamily
	The Gale Eckington	Atlantic Plumbing	Fort Totten Square	Subtotal DC Multifamily
Revenue
Property rentals	$13,516	$5,285	$6,375	$25,176
Tenant expense reimbursement	425	177	871	1,473
Other revenue	321	125	155	601
Total Revenue	14,262	5,587	7,401	27,250
Expenses
Property operating	3,697	2,453	2,705	8,855
Real estate taxes	77	525	1,288	1,890
Management fees	561	250	288	1,099
Total Expenses	4,335	3,228	4,281	11,844
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$9,927	$2,359	$3,120	$15,406
Affiliated Seller	Fund IX	Fund VII	Fund VII
JBG SMITH Ownership (Unaudited)	5.0%	64.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated	Non-Consolidated	Consolidated
Jurisdiction	DC	DC	DC

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Multifamily—Continued
	Fairway Apartments	Subtotal VA Multifamily
Revenue
Property rentals	$6,283	$6,283
Tenant expense reimbursement	559	559
Other revenue	243	243
Total Revenue	7,085	7,085
Expenses
Property operating	2,096	2,096
Real estate taxes	772	772
Management fees	284	284
Total Expenses	3,152	3,152
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$3,933	$3,933
Affiliated Seller	Fund IX
JBG SMITH Ownership (Unaudited)	10.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated
Jurisdiction	VA

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Galvan	The Terano	The Alaire	Falkland Chase— South & West
Revenue
Property rentals	$5,543	$4,200	$5,761	$5,190
Tenant expense reimbursement	340	104	269	123
Other revenue	109	76	140	141
Total Revenue	5,992	4,380	6,170	5,454
Expenses
Property operating	2,589	1,620	1,685	1,279
Real estate taxes	838	437	691	430
Management fees	239	224	252	217
Total Expenses	3,666	2,281	2,628	1,926
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$2,326	$2,099	$3,542	$3,528
Affiliated Seller	Urban Direct	Urban Direct	Urban Direct	Fund VIII
JBG SMITH Ownership (Unaudited)	1.8%	1.8%	18.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Non-Consolidated	Non-Consolidated	Non-Consolidated	Consolidated
Jurisdiction	MD	MD	MD	MD

See accompanying independent auditors’ report.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations

For the Year Ended December 31, 2016

(dollar amounts in thousands)

	Multifamily—Continued
	Falkland Chase— North	Subtotal MD Multifamily	Total Multifamily	Combined Total
Revenue
Property rentals	$2,882	$23,576	$55,035	$204,906
Tenant expense reimbursement	83	919	2,951	26,916
Other revenue	123	589	1,433	3,456
Total Revenue	3,088	25,084	59,419	235,278
Expenses
Property operating	880	8,053	19,004	72,711
Real estate taxes	318	2,714	5,376	27,832
Management fees	122	1,054	2,437	7,330
Total Expenses	1,320	11,821	26,817	107,873
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$1,768	$13,263	$32,602	$127,405
Affiliated Seller	Fund VIII
JBG SMITH Ownership (Unaudited)	100.0%
Anticipated Financial Statement Presentation by Combined Entity (Unaudited)	Consolidated
Jurisdiction	MD

See accompanying independent auditors’ report.